Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of First Citizens Banc Corp (the “Corporation”) on Form 10-K for the period ending December 31, 2005, as filed with the Securities and Exchange Commission on the date of this certification (the Report”), I, Todd A. Michel, Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(3)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(4)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.
/s/ Todd A. Michel
Todd A. Michel
Senior Vice President, Controller
March 16, 2006